Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity Second Quarter 2026 Earnings April 22, 2026

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10-K for the fiscal year ended Sept. 26, 2025, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Q2 Results Exceeded Guidance with an Increase of 15% in Sales and 24% in Adjusted EPS Y/Y ▪ Sales of $4.74B, increased 15% reported and 7% on an organic basis Y/Y ▪ Record Orders of $5.3B, increased 25% Y/Y and 4% sequentially; book to bill of 1.12 ▪ Adjusted Operating Margins of 22%, expanded 130bps Y/Y driven by strong operational performance ▪ Record Adjusted EPS of $2.73, increased 24% Y/Y ▪ Strong Free Cash Flow generation of $1.3B in 1H FY26, increased 17% Y/Y ▪ Returned $1.2B to shareholders in 1H FY26 ▪ Announced 10% increase in quarterly cash dividend Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q3 Guidance Reflects Double-Digit Sales and EPS Growth ▪ Expect Sales of ~$5.0B, increasing 10% reported and 9% organically Y/Y ▪ Expect Y/Y and sequential growth in both segments reinforcing broadening growth across the portfolio ▪ Adjusted EPS of ~$2.83, increasing 17% Y/Y

Reported FY25 Q2 FY26 Q1 FY26 Q2 Q2 Growth Y/Y Q/Q Industrial 1,931 2,734 2,703 40% (1)% Transportation 2,315 2,386 2,621 13% 10% Total TE 4,246 5,120 5,324 25% 4% Book to Bill 1.02 1.10 1.12 Segment Orders Summary ($ in millions) 4 ▪ Book to bill above 1.0 in both segments ▪ Industrial segment order trends reflecting momentum in all businesses ▪ Transportation segment orders grew Y/Y and Q/Q in every business Record order levels with Y/Y increases in every business

Industrial Solutions Q2 SALES Reported Up 27% Organic Up 17% Q2 ADJUSTED OPERATING MARGIN Margin expansion of 260bps driven by strong operational performance and higher volume Adjusted EBITDA Margin 22.1% 25.3% 5 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Digital Data Networks (DDN) $714 48% 46% Automation & Connected Living (ACL) 579 13% 8% Energy 445 60% 11% Aerospace, Defense and Marine (AD&M) 408 9% 5% Medical 176 (3)% (4)% Industrial Solutions $2,322 27% 17% $ in Millions ▪ Digital Data Networks Strong growth driven by ongoing momentum in AI applications ▪ Automation & Connected Living Growth across all regions driven by factory automation applications ▪ Energy Growth over market driven by grid hardening, data center, and clean energy applications, with benefit from acquisitions ▪ AD&M Performance reflects ongoing strength in commercial air and defense markets ▪ Medical Sales as expected, with sequential growth $1,829 $2,322 Q2 2025 Q2 2026 19.2% 21.8% Q2 2025 Q2 2026 Double-digit sales growth building momentum for 2H Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Transportation Solutions Q2 SALES Reported Up 5% Organic Down 1% Q2 ADJUSTED OPERATING MARGIN Strong margin performance reflecting continued execution by our teams Adjusted EBITDA Margin 25.6% 25.9% 6 $2,314 $2,422 Q2 2025 Q2 2026 Q2 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,762 2% (4)% Commercial Transportation 433 21% 17% Sensors 227 2% (3)% Transportation Solutions $2,422 5% (1)% $ in Millions 21.4% 21.6% Q2 2025 Q2 2026 ▪ Automotive Sales as expected, with growth in Europe offset by market declines in North America and Asia ▪ Commercial Transportation Strong growth over market across all regions ▪ Sensors Sales reflect growth in Asia, offset by weakness in North America and Europe Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Continue to outperform end markets with strong operational resiliency

Q2 Financial Summary 7 ($ in Millions, except per share amounts) Q2 FY25 Q2 FY26 Net Sales $ 4,143 $ 4,744 Operating Income $ 748 $ 954 Operating Margin 18.1% 20.1% Acquisition-Related Charges 12 8 Restructuring & Other Charges, Net 45 10 Amortization Expense 41 57 Adjusted Operating Income $ 846 $ 1,029 Adjusted Operating Margin 20.4% 21.7% Earnings Per Share* $ 0.04 $ 2.90 Acquisition-Related Charges 0.03 0.02 Restructuring & Other Charges, Net 0.11 0.04 Amortization Expense 0.11 0.15 Tax Items 1.91 (0.39) Adjusted EPS $ 2.21 $ 2.73 Adjusted Effective Tax Rate 22.2% 20.9% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q2 Financial Performance 8 20.4% 21.7% Q2 2025 Q2 2026 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Delivered Growth of 15% in Sales and 24% in Adjusted EPS Y/Y; Increasing Dividend by 10% Y/Y $ in Billions $ in Billions Up 17% Y/Y $1.1 $1.3 YTD 2025 YTD 2026 Up 24% Y/Y $4.1 $4.7 Q2 2025 Q2 2026 130bps of margin expansion Organic Net Sales Growth, Adjusted Operating Margin, Adjusted Earnings Per Share, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Sales up 15% reported and 7% organic Y/Y $2.21 $2.73 Q2 2025 Q2 2026 ADJUSTED OPERATING MARGIN

EVERY CONNECTION COUNTS Additional Information

Y/Y Q2 2026 10 Sales (in millions) Adjusted EPS Q2 2025 Results $4,143 $2.21 Operational Performance 417 0.42 FX Impact 184 0.06 Tax Rate Impact - 0.04 Q2 2026 Results $4,744 $2.73 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q3 2026 11 Sales (in millions) Adjusted EPS Q3 2025 Results $4,534 $2.41 Operational Performance 415 0.37 FX Impact 51 0.02 Tax Rate Impact - 0.03 Q3 2026 Guidance $5,000 $2.83 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Balance Sheet and Cash Flow Summary 12 ($ in Millions) Q2 2025 Q2 2026 Beginning Cash Balance $1,254 $1,251 Free Cash Flow 424 680 Dividends (193) (208) Share repurchases (306) (414) Net increase (decrease) in debt 1,349 (1) Acquisition of businesses, net of cash acquired 4 (200) Other 22 2 Ending Cash Balance $2,554 $1,110 Total Debt $5,614 $5,655 A/R $3,193 $3,454 Days Sales Outstanding* 69 66 Inventory $2,603 $2,995 Days on Hand* 85 89 Accounts Payable $1,843 $2,224 Days Outstanding* 62 67 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q2 2025 Q2 2026 Cash from Operating Activities $653 $947 Capital expenditures, net (229) (267) Free Cash Flow $424 $680 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Non-GAAP Financial Measures 14

▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, amortization expense on intangible assets, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. ▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents Free Cash Flow as a percentage of Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 15

Segment Summary 16 Transportation Solutions $ 2,422 $ 2,314 $ 4,889 $ 4,557 Industrial Solutions 2,322 1,829 4,524 3,422 Total $ 4,744 $ 4,143 $ 9,413 $ 7,979 O perating O perating O perating O perating Margin Margin Margin Margin Transportation Solutions $ 503 20.8% $ 445 19.2% $ 1,004 20.5% $ 891 19.6 % Industrial Solutions 451 19.4 303 16.6 913 20.2 547 16.0 Total $ 954 20.1% $ 748 18.1% $ 1,917 20.4% $ 1,438 18.0 % Adjusted Adjusted Adjusted Adjusted O perating O perating O perating O perating Margin (1) Margin (1) Margin (1) Margin (1) Transportation Solutions $ 522 21.6% $ 495 21.4% $ 1,045 21.4% $ 990 21.7 % Industrial Solutions 507 21.8 351 19.2 1,020 22.5 640 18.7 Total $ 1,029 21.7% $ 846 20.4% $ 2,065 21.9% $ 1,630 20.4% (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2026 2025 ($ in millions) Adjusted O perating Income (1) Adjusted O perating Adjusted O perating Income (1) Net Sales Net Sales Net Sales Income (1) Adjusted O perating Income (1) Income O perating O perating Income 2025 For the Q uarters Ended March 27, March 28, March 27, March 28, For the Six Months Ended Net Sales O perating Income O perating Income 2026

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended March 27, 2026 versus Net Sales for the Quarter Ended March 28, 2025					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisition
	($ in millions)					
Transportation Solutions:						
Automotive	$ 27	1.6 %	$ (67)	(3.8) %	$ 94	$ —
Commercial transportation	76	21.3	62	17.1	14	—
Sensors	5	2.3	(7)	(3.0)	12	—
Total Transportation Solutions	108	4.7	(12)	(0.5)	120	—
Industrial Solutions:						
Digital data networks	232	48.1	222	46.1	10	—
Automation and connected living	67	13.1	42	8.2	25	—
Aerospace, defense, and marine	34	9.1	21	5.4	13	—
Energy	166	59.5	31	11.2	15	120
Medical	(6)	(3.3)	(7)	(3.5)	1	—
Total Industrial Solutions	493	27.0	309	16.9	64	120
Total	$ 601	14.5 %	$ 297	7.2 %	$ 184	$ 120

	Change in Net Sales for the Six Months Ended March 27, 2026 versus Net Sales for the Six Months Ended March 28, 2025					
	Net Sales Growth		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions:						
Automotive	$ 190	5.5 %	$ 45	1.3 %	$ 145	$ —
Commercial transportation	134	20.0	113	16.7	21	—
Sensors	8	1.9	(12)	(2.7)	20	—
Total Transportation Solutions	332	7.3	146	3.2	186	—
Industrial Solutions:						
Digital data networks	526	58.8	510	57.0	16	—
Automation and connected living	137	13.8	97	9.8	39	1
Aerospace, defense, and marine	81	11.4	57	8.0	24	—
Energy	356	71.9	63	12.7	22	271
Medical	2	0.6	1	0.4	1	—
Total Industrial Solutions	1,102	32.2	728	21.3	102	272
Total	$ 1,434	18.0 %	$ 874	11.0 %	$ 288	$ 272

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

17

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2026 18 Operating income: Transportation Solutions $ 503 $ — $ 1 $ 18 $ — $ 522 Industrial Solutions 451 8 9 39 — 507 Total $ 954 $ 8 $ 10 $ 57 $ — $ 1,029 Operating margin 20.1% 21.7 % Income tax expense $ (87) $ (2) $ 2 $ (12) $ (114) $ (213) Effective tax rate 9.2% 20.9 % Income from continuing operations $ 855 $ 6 $ 12 $ 45 $ (114) $ 804 Diluted earnings per share from continuing operations $ 2.90 $ 0.02 $ 0.04 $ 0.15 $ (0.39) $ 2.73 (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) ($ in millions, except per share data) Tax Items (2) (2) Represents a net income tax benefit related primarily to the settlement of prior period tax matters. Expense (1) Adjustments Related and O ther Adjusted Acquisition- Restructuring Amortization

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 28, 2025 19 Operating income: Transportation Solutions $ 445 $ — $ 33 $ 17 $ — $ 495 Industrial Solutions 303 12 12 24 — 351 Total $ 748 $ 12 $ 45 $ 41 $ — $ 846 Operating margin 18.1% 20.4 % Income tax expense $ (742) $ (2) $ (11) $ (8) $ 574 $ (189) Effective tax rate 98.3% 22.2 % Income from continuing operations $ 13 $ 10 $ 34 $ 33 $ 574 $ 664 Diluted earnings per share from continuing operations $ 0.04 $ 0.03 $ 0.11 $ 0.11 $ 1.91 $ 2.21 (2) Represents income tax expense related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024. Charges (1) Charges, Net (1) Expense (1) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (3) See description of non-GAAP financial measures. Adjusted Tax Items (2) (Non-GAAP) (3) Related and O ther Amortization Acquisition- Restructuring U.S. GAAP

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 27, 2026 20 Operating income: Transportation Solutions $ 1,004 $ — $ 5 $ 36 $ — $ 1,045 Industrial Solutions 913 14 15 78 — 1,020 Total $ 1,917 $ 14 $ 20 $ 114 $ — $ 2,065 Operating margin 20.4% 21.9 % Income tax expense $ (297) $ (3) $ (1) $ (23) $ (114) $ (438) Effective tax rate 15.6% 21.4 % Income from continuing operations $ 1,606 $ 11 $ 19 $ 91 $ (114) $ 1,613 Diluted earnings per share from continuing operations $ 5.43 $ 0.04 $ 0.06 $ 0.31 $ (0.39) $ 5.45 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Represents a net income tax benefit related primarily to the settlement of prior period tax matters. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) Amortization Expense (1)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 28, 2025 21 Operating income: Transportation Solutions $ 891 $ — $ 65 $ 34 $ — $ 990 Industrial Solutions 547 17 30 46 — 640 Total $ 1,438 $ 17 $ 95 $ 80 $ — $ 1,630 Operating margin 18.0% 20.4 % Income tax expense $ (920) $ (3) $ (20) $ (15) $ 587 $ (371) Effective tax rate 63.0% 22.4 % Income from continuing operations $ 541 $ 14 $ 75 $ 65 $ 587 $ 1,282 Diluted earnings per share from continuing operations $ 1.80 $ 0.05 $ 0.25 $ 0.22 $ 1.95 $ 4.26 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $13 million related to the revaluation of deferred tax assets as a result of a decrease in the corporate tax rate in a non-U.S. jurisdiction. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) Amortization Expense (1) Adjustments Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 27, 2025 22 Operating income: Transportation Solutions $ 462 $ — $ 7 $ 17 $ 486 Industrial Solutions 395 30 7 35 467 Total $ 857 $ 30 $ 14 $ 52 $ 953 Operating margin 18.9% 21.0 % Income tax expense $ (208) $ (7) $ 1 $ (11) $ (225) Effective tax rate 24.6% 23.9 % Income from continuing operations $ 638 $ 23 $ 15 $ 41 $ 717 Diluted earnings per share from continuing operations $ 2.14 $ 0.08 $ 0.05 $ 0.14 $ 2.41 Related and O ther Amortization U.S. GAAP Charges (1) Charges, Net (1) Expense (1) Acquisition- Restructuring Adjustments Adjusted (Non-GAAP) (2) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2025 23 Operating income: Transportation Solutions $ 1,818 $ — $ 75 $ 70 $ — $ 1,963 Industrial Solutions 1,393 57 51 120 — 1,621 Total $ 3,211 $ 57 $ 126 $ 190 $ — $ 3,584 Operating margin 18.6% 20.8 % Income tax expense $ (1,361) $ (12) $ (13) $ (37) $ 618 $ (805) Effective tax rate 42.5% 22.5 % Income from continuing operations $ 1,843 $ 45 $ 113 $ 153 $ 618 $ 2,772 Diluted earnings per share from continuing operations $ 6.16 $ 0.15 $ 0.38 $ 0.51 $ 2.07 $ 9.27 (3) See description of non-GAAP financial measures. Charges, Net (1) Tax Items (2) Amortization Expense (1) (2) Represents income tax expense of $574 million related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense of $44 million related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards. Adjustments Adjusted (Non-GAAP) (3) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Acquisition- Restructuring Related and O ther U.S. GAAP Charges (1)

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	March 27, 2026	March 28, 2025
	($ in millions)	
Net income	$ 855	$ 13
Income tax expense	87	742
Other expense, net	1	1
Interest expense	32	14
Interest income	(21)	(22)
Operating income	954	748
Acquisition-related charges	8	12
Restructuring and other charges, net	10	45
Amortization expense	57	41
Adjusted operating income [1]	1,029	846
Depreciation	186	151
Adjusted EBITDA [1]	$ 1,215	$ 997
Net sales	$ 4,744	$ 4,143
Net income as a percentage of net sales	18.0 %	0.3 %
Adjusted EBITDA margin [1]	25.6 %	24.1 %

	For the Quarters Ended					
	March 27, 2026			March 28, 2025		
	Transportation Solutions	Industrial Solutions	Total	Transportation Solutions	Industrial Solutions	Total
	($ in millions)					
Operating income	$ 503	$ 451	$ 954	$ 445	$ 303	$ 748
Acquisition-related charges	—	8	8	—	12	12
Restructuring and other charges, net	1	9	10	33	12	45
Amortization expense	18	39	57	17	24	41
Adjusted operating income [1]	522	507	1,029	495	351	846
Depreciation	106	80	186	98	53	151
Adjusted EBITDA [1]	$ 628	$ 587	$ 1,215	$ 593	$ 404	$ 997
Net sales	$ 2,422	$ 2,322	$ 4,744	$ 2,314	$ 1,829	$ 4,143
Operating margin	20.8 %	19.4 %	20.1 %	19.2 %	16.6 %	18.1 %
Adjusted operating margin [1]	21.6 %	21.8 %	21.7 %	21.4 %	19.2 %	20.4 %
Adjusted EBITDA margin [1]	25.9 %	25.3 %	25.6 %	25.6 %	22.1 %	24.1 %

[1] See description of non-GAAP financial measures.

24

Reconciliation of Free Cash Flow 25

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 26 Diluted earnings per share from continuing operations $ 2.44 Acquisition-related charges 0.02 Restructuring and other charges, net 0.22 Amortization expense 0.15 Adjusted diluted earnings per share from continuing operations (2) $ 2.83 Net sales growth 10.3 % Translation (1.1) (Acquisitions) divestitures, net — Organic net sales growth (2) 9.2 % Effective tax rate 23.1% 19.4 % Effective tax rate adjustments (3) (0.1) 2.7 Adjusted effective tax rate (2) 23.0% 22.1 % Q uarter Ending O utlook for 2026 (1) June 26, O utlook for Fiscal 2026 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of April 22, 2026. (2) See description of non-GAAP financial measures.